1 Analyst & Commercial Banker Day November 10, 2016 EXHIBIT 99.1

2 Forward Looking Information “This presentation contains “forward-looking statements” (as defined in the Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of FirstCash. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “will,” “estimates,” “may,” “could,” “should” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Forward-looking statements are based on information currently available to FirstCash and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to: the risk that the businesses of Cash America and First Cash will not be integrated successfully; the risk that the cost savings, synergies and growth from the merger of equals transaction with Cash America may not be fully realized or may take longer to realize than expected; the diversion of management time on integration-related issues; the risk that costs associated with the integration of the businesses are higher than anticipated; the risk that the company may not be able to successfully take advantage of growth opportunities, including those in Latin America, or that such anticipated growth opportunities may not present themselves; the effect of future regulatory or legislative actions on FirstCash or the industries in which it operates and the effect of compliance with enforcement actions, orders or agreements issued by applicable regulators; risks related to the ability to obtain future financing; economic and foreign exchange rate volatility, particularly in Latin American markets; adverse gold market or exchange rate fluctuations; increased competition from banks, credit unions, internet-based lenders, other short-term consumer lenders and other entities offering similar financial services as well as retail businesses that offer products and services offered by FirstCash; decrease in demand for FirstCash’s products and services; public perception of FirstCash’s business and business practices; changes in the general economic environment, or social or political conditions, that could affect the businesses; the potential impact of the consummation of the merger of equals transaction with Cash America on relationships with customers, suppliers, competitors, management and other employees; risks related to any current or future litigation proceedings; the ability to attract new customers and retain existing customers in the manner anticipated; the ability to hire and retain key personnel; reliance on and integration of information technology systems; ability to protect intellectual property rights; impact of security breaches, cyber-attacks or fraudulent activity on FirstCash’s reputation; the risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; and the potential of international unrest, economic downturn or effects of currencies, tax assessments or tax positions taken, risks related to goodwill and other intangible asset impairment, tax adjustments, anticipated tax rates, benefit or retirement plan costs, or other regulatory compliance costs.

3 Today’s Agenda 8:30-10:00 Management Presentation • Merger Overview • Domestic Operations • LatAm Operations • Looking Ahead 10:30-12:15 Store Tours 12:45-2:00 Lunch 2:00-2:30 Bus to Airport 2:00-3:30 Stadium Tour

4 Merger Review & Update

5 Strategic Rationale for Merger • Enhanced scale and geographic reach – Creates leading operator of more than 2,000 retail pawn stores with operations in the United States and three Latin American countries – Market Cap of over $2 billion • Strong cash flows and financial flexibility – Financial strength to enhance expansion plans in growing Latin American market – Strong cash flows to support capital returns to shareholders – Leverage neutral transaction where synergies will significantly improve the credit profile of the business • Proven leadership team with successful integration track record

25 Year Combined History Total Assets (millions) $22 $161 $2,278 $216 $555$239 $716 1992 2004 As of 9/30/16 FCFS CSH Sources: Factset; CapIQ; Public Filings; Internal Documents 6

25 Year Combined History Revenue (millions) Sources: Factset; CapIQ; Public Filings; Internal Documents 7 $9 $180 $185 $469 $194 $649 $1,780 1992 2004 LTM 9/30/2016, Pro Forma FCFS CSH

25 Year Combined History Store Count Sources: Factset; CapIQ; Public Filings; Internal Documents 23 284 2,081 355 839 378 1,123 1992 2004 As of 9/30/16 FCFS CSH 8

9 Integration Strategy • Corporate Office – Headquarters in Fort Worth, Texas – Significant opportunities to consolidate corporate expenses and support functions • Stores – Maintain existing footprints – no planned consolidation or closures of pawn stores – Maintain established “brands” in local markets – Integrate operations management over time • Technology – Standardize store operations on the First Pawn POS platform – Complete integration of store POS systems by late 2017 or early 2018 – Consolidation of back office finance, HR and other support functions to follow

First Pawn Technology Platform

Proven, Propriety Pawn Store Operating System

Pawn Transactions
- Collateral Valuation
- Pawn Contracts
- Customer Loan Disbursements & Repayments
- Collateral Storage
- Compliance

Retail Ops
- Retail POS
- Pricing
- Inventory Management
- Layaways

Core Databases


Customers
Merchandise
Transactions
Employees

Core Databases

Financial Data
- Reporting & Analysis
- Internal Controls & Audit Support
- Management Alerts

Human Resources
- Scheduling
- Time Keeping
- Performance Management
- Incentive Comp

10
FirstCash®

11 Technology Integration Plan • All stores will standardize on the First Pawn system • Benefits at the store: – Improved transaction times and system reliability – Real-time pricing look-ups to determine optimum loan to value ratio – Improved on-demand reporting of key performance indicators – Reduced store-level costs for hardware and data networking • Corporate benefits: – Reduced support and maintenance costs – Reduced development costs – Streamlined back-office connectivity • Conversion of 54 stores completed to-date: – South Carolina, North Carolina, Oklahoma & Missouri successfully transitioned – 65 stores completed by Thanksgiving – Remaining conversions expected to be completed by late 2017

12 Synergy Update • Estimated cost synergies continued to be forecast at $45 million – Headcount efficiencies – Technology support costs – Interest savings • Estimated D&A synergies of up to $20 million – Primarily related to technology integration • Potential future store-level synergies – Store operating expenses – Margin improvements

13 Domestic Operations

14 Domestic Footprint: 1,128 Stores Store Count as of 9/30/2016 FCFS States CSH States Shared States

15 Domestic Locations Store Count At End of Period 475 485 486 641 682 697 748 829 820 801 792 95 94 94 97 135 157 211 252 266 296 291 295 304 248 96 88 86 83 40 39 21 20 86 99 102 103 74 67 65 57 65 42 25 951 982 930 937 979 1,007 1,107 1,178 1,190 1,160 1,128 - 200 400 600 800 1,000 1,200 1,400 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD Sep 2016 CSH - Pawn FCFS - Pawn CSH - Cons. Loan Only FCFS - Cons. Loan Only *Excludes previously discontinued locations

16 Domestic Locations Acquisitions and Start-Ups 0 10 20 30 40 50 60 70 80 90 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 CSH-Acquisitions CSH-Start-Ups FCFS-Acquisitions FCFS-Start-Ups Cash America - Domestic 2013: Top Dollar (41), PawnMart (34) 2012: Pawn & Bargains (25) 2010: Maxit (39) First Cash - Domestic 2015: Quick Cash (25) 2014: PHC (15) 2013: Valu + Pawn (9), Money Man (12) 2012: Mister Money (24)

17 Population Growth by US State Top 15 States by 2015 Population *Data obtained from census.gov and fdic.gov 2015 Store Store % of Pop. Rank Count Dom. TOT vs. 2014 vs. 2013 Un- Under- CA 1 11 1.0% 3 2 Q3 Q2 TX 2 416 36.9% 1 1 Q4 Q4 FL 3 77 6.8% 2 3 Q3 Q2 NY 4 0 0.0% 15 11 Q3 Q4 IL 5 25 2.2% 51 51 Q3 Q1 PA 6 0 0.0% 38 37 Q2 Q2 OH 7 119 10.5% 26 24 Q2 Q1 GA 8 45 4.0% 4 4 Q4 Q4 NC 9 41 3.6% 6 5 Q3 Q3 MI 10 0 0.0% 39 34 Q3 Q3 NJ 11 0 0.0% 24 20 Q3 Q1 VA 12 6 0.5% 11 10 Q2 Q2 WA 13 33 2.9% 5 7 Q1 Q3 AZ 14 35 3.1% 8 6 Q3 Q2 MA 15 0 0.0% 16 16 Q2 Q1 Total 808 71.6% 2015 Pop. Growth Rank Banked Quartile Q1 1.5 to 4.1 Q1 12.8 to 17.5 Q2 4.2 to 5.8 Q2 17.6 to 19.7 Q3 5.9 to 8.9 Q3 19.8 to 23.1 Q4 9.0 to 14.0 Q4 23.2 to 27.3 Under Banked % of Pop. Quartile Legend: Unbanked % of Pop. Pawn Stores No Pawn Stores

18 Domestic Population Growth by Origin YoY Change in Population and Hispanic Growth by State (2015 vs. 2013) 0.8% 0.7% 0.8% 0.8% 0.5% 0.5% 0.5% 0.5% 2.2% 2.1% 2.2% 2.2% Total Non Hispanic Hispanic *Growth defined as absolute change, not percent change YoY-2012 YoY-2015YoY-2014YoY-2013 2015 Growth Rank Pop. Rank vs. 2013 California 1 2 Texas 2 1 Florida 3 3 New York 4 4 Illinois 5 11 Arizona 6 5 New Jersey 7 6 Colorado 8 8 New Mexico 9 30 Georgia 10 14 North Carolina 11 12 Washington 12 9 Pennsylvania 13 7 Nevada 14 13 Massachusetts 15 10 Hispanic Population *Data obtained from census.gov and fdic.gov

19 Average Loan & Average Gold Price Domestic Stores 145 146 142 144 148 141 178 185 171 171 169 163 $0 $400 $800 $1,200 $1,600 $2,000 $0 $40 $80 $120 $160 $200 2011 2012 2013 2014 2015 YTD Sep 2016 Av er ag e P ric e of G old P er O un ce Av er ag e L oa n CSH FCFS Avg. Gold Price

20 Reduced Reliance on Scrap (000’s) 80,953 33,124 12,114 8,494 -911 17,218 6,884 4,064 1,850 3,347 186 119 111 74 87 -20 0 20 40 60 80 100 120 140 160 180 200 -$10,000 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 2012 2013 2014 2015 TTM Sep 2016 Go ld Ou nc es Sc ra p G P CSH FCFS Total Gold Oz.

10 Year Legacy Store Analysis Positive Comps Despite Recent Headwinds1 1CAGR is calculated over the period beginning in 12/31/2006 through 9/30/2016 2Legacy stores are U.S. stores in operation since 2006 3Core store contribution defined as store income excluding taxes, administrative & supervisory expense and non-core net revenues 21 Legacy Store Count2 434 92 Retail Sales 3.0% 1.0% Retail Sales GP 0.9% 1.2% Pawn Fees 4.1% 3.9% Core Pawn Gross Profit 2.9% 2.8% Core Store Contribution3 4.9% 5.1% Pawn Loan Balance 2.1% 2.3%

Latin America Operations 22

23 Latin America Locations Store Count At End of Period 112 176 180 190 47 47 157 207 269 329 386 447 538 597 674 737 953 157 207 381 505 566 637 585 644 674 737 953 - 100 200 300 400 500 600 700 800 900 1,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD Sep 2016CSH FCFS

24 LatAm Locations Acquisitions and Start-Ups 0 50 100 150 200 250 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 CSH-Acquisitions CSH-Start-Ups FCFS-Acquisitions FCFS-Start-Ups Cash America - LatAm 2008: Prenda Facil (112) First Cash - LatAm 2016: Maxi Prenda - El Salvador (13) 2016: Maxi Prenda - Mexico (166) 2015: Maxi Prenda - Guatemala (32) 2014: Cash America - Mexico (47) 2012: Cash & Go (49)

25 Foreign Exchange Rates – YTD Average Mexican Peso to US Dollar 10.0 11.0 12.0 13.0 14.0 15.0 16.0 17.0 18.0 19.0 20.0 EPS Impact* $0.10-$0.14 EPS Impact* $0.08-$0.12 EPS Impact* $0.06-$0.10 EPS Impact* $0.06-$0.08 *Annualized impact of a “one point” (one peso) movement in the exchange rate vs. the US dollar

LatAm Revenue Growth (millions) 26 $101 $141 $175 $222 $281 $322 $363 $388 $368 $402 $101 $143 $206 $250 $312 $378 $419 $468 $527 $641 $0 $100 $200 $300 $400 $500 $600 $700 2007 2008 2009 2010 2011 2012 2013 2014 2015 T12M, Sep-2016 Total Revenue, USD CC Revenue, 2007 MXN* 9 Year CAGR 22.9% *Constant currency revenue is considered a non-GAAP measurement of financial performance

Case Study: Cash America Mexico (MXN) 27 7,217 8,008 7,575 7,695 126 856 1,081 1,338 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 2013 2014 2015 TTM Sep 2016 Thou sand s Total revenue Store Contribution Contribution Margin TTM Sep-16 vs. TTM Sep-14 Per store contribution1 growth of 169% 1Store contribution defined as store income excluding taxes, administrative and supervisory expense *FCFS acquired Cash America –Mexico, August 2014

Maxi Prenda Update • Merger Highlights – Acquired 211 Maxi Prenda stores in late 2015 and early 2016 – Stores located in Southern & Central Mexico, Guatemala & El Salvador • Integration Update – Most corporate functions fully integrated at this point – Reduced approximately 90% of corporate staff and office real estate in Mexico City – All synergies realized and in place by the end of 2016 • Technology Platforms – Legacy POS platform was antiquated and did not support general merchandise lending and retail operations – Started store conversions in July 2016 and completed them in early November 2016 – Provides significant productivity gains and increased management visibility • Maxi Prenda Acquisition a Launchpad for Further Growth in Central & South America – Insight into markets outside Mexico – Experience gained from transforming jewelry operation to a full service model 28

29 Population Growth for Mexico Store Count as of 9/30/2016 BAJA CALIFORNIA 74 MICHOACAN 16 CHIHUAHUA 39 COAHUILA 41 NUEVO LEON 65DURANGO 14 SINALOA 19 TABASCO 11 ZACATECAS 6 SAN LUIS POTOSI 13 JALISCO 59 PUEBLA 57 VERACRUZ 70 CHIAPAS 10 CAMPECHE 6 YUCATAN 9 QUINTANA ROO 21 AGUASCALIENTES 14 ESTADO DE MEXICO 107 GUANAJUATO 38 TLAXCALA 5 SONORA 24 NAYARIT 4 GUERRERO 26 OAXACA 17 HIDALGO 10 TAMAULIPAS 54 *Data obtained from Population Reference Bureau 2015 Pop. Store (millions) Count 2030 2050 Mexico 128.6 907 148.1 163.8 U.S. 323.9 1,128 359.4 398.3 Pop. Projections BAJA SUR 9 COLIMA 5 MORELOS 17 DISTRITO FEDERAL 32 QUERETARO 17

30 EL SALVADOR 13 HONDURAS GUATEMALA 33 NICARAGUA BELIZE COSTA RICA PANAMA Guatemala Belmopan TegucigalpaSan Salvador Managua San Jose Panama Population Growth for Central America Store Count as of 9/30/2016 *Data obtained from Population Reference Bureau 2015 Pop. Store (millions) Count 2030 2050 Guatemala 16.6 33 21.3 27.6 Honduras 8.2 0 10.2 12.6 El Salvador 6.4 13 6.7 6.7 Nicaragua 6.3 0 7.5 9.1 Costa Rica 4.9 0 5.6 6.1 Panama 4.0 0 4.8 5.7 Belize 0.4 0 0.5 0.6 U.S. 323.9 1,128 359.4 398.3 Pop. Projections Pawn Stores No Current Stores

31 New Market Update Population Growth for South America FRENCH GUIANA BRAZIL ARGENTINA CHILE URUGUAY VENEZUELA COLOMBIA* SURINAME ECUADOR PERU BOLIVIA PARAGUAY GUYANA *Data obtained from Population Reference Bureau No Current Stores 2015 Pop. (millions) 2030 2050 Brazil 206.1 223.1 226.3 Colombia* 48.8 53.3 55.0 Argentina 43.6 49.1 55.2 Peru 31.5 35.9 40.1 Venezuela 31.0 36.1 40.5 Chile 18.2 20.3 21.7 Ecuador 16.5 19.7 23.2 Bolivia 11.0 13.3 16.5 Paraguay 7.0 8.2 9.3 Uruguay 3.5 3.6 3.7 Guyana 0.8 0.8 0.8 Suriname 0.5 0.6 0.7 French Guiana 0.3 0.4 0.6 U.S. 323.9 359.4 398.3 Pop. Projections *2017 planned market entry

Looking Ahead 32

Store Growth 33 Projected 2016 Projected Adds Projected 2017 Domestic 1,128 10 1,138 Pawn Lending Only 757 10 767 Consumer Lending Only 45 0 45 Pawn & Consumer Lending 326 0 326 Latin America 958 75 1,033 Pawn Lending Only 881 75 956 Consumer Lending Only 28 0 28 Pawn & Consumer Lending 49 0 49 Consolidated 2,086 85 2,171 Pawn Lending Only 1,638 85 1,723 Consumer Lending Only 73 0 73 Pawn & Consumer Lending 375 0 375

Balance Sheet (millions) 34 $1,306 $972 $1,433 $560 $285 $0 $500 $1,000 $1,500 $2,000 $2,500 Assets Liabilities and Equity Operating Assets Intangibles Equity Interest Bearing Liabilities, Prin Outstanding Other Liabilities Liabilities to Equity Ratio 58.9%$2,278

35 Leverage Profile (millions) $200 $200 $51 $181 $360 $4 $436 $560 $0 $100 $200 $300 $400 $500 $600 6/30/2016 9/30/2016 FCFS Senior Notes CSH Notes FCFS Line of Credit CSH Line of Credit Increase in debt due to transaction costs and redemption of Cash America RSUs Maturity Date 6/30/2016 9/30/2016 Cash America Line of Credit 3.69% - Cash America Notes 5.75% - First Cash Line of Credit 3.00% - First Cash Senior Notes 4/21 6.75% 6.75% FirstCash Line of Credit 9/21 - 3.06% Weighted Avg Borrowing Rate 5.84% 4.38%

Consumer Lending Update • Consumer Lending Revenues and Store Counts Continue to Strategically Diminish – Year-to-date (Sept. 30) proforma revenues down 19% – 18 total consumer loan store closings in 2016 (includes Cash America and First Cash) – Expected to be 5% of total revenues in 2017 • Enova Shares – Began open market sales in August  More than 1.8 million shares sold to-date  4.1 million still held  Ownership percentage reduced from over 18% to less than 13% 36

Shareholder Payout Strategy • Target shareholder payout of up to 50% of Net Income • Increased Dividend – Previous Cash America Dividend: $0.32 per share – Previous First Cash Dividend: $0.50 per share – New Dividend Policy: $0.76 per share • Future Share Buybacks – No buybacks in 2016 given merger activity – 1.1 million shares available under current authorization – Expect to resume buybacks in 2017 37

38 Analyst & Commercial Banker Day November 10, 2016